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     SUPPLEMENT NO. 2 dated December 6, 2002

TO   PROSPECTUS dated March 1, 2002

FOR  STATE STREET RESEARCH INTERNATIONAL EQUITY FUND
     A SERIES OF STATE STREET RESEARCH FINANCIAL TRUST

     State Street Research & Management Company ("SSRM") has informed the State Street Research Financial Trust (the "Trust") that it intends to sell the business (the "Business") relating to the management and distribution of the State Street Research International Equity Fund, a series of the Trust (the "Fund"), to Quantitative Investment Advisors, Inc. ("Quantitative") and U.S. Boston Capital Corporation ("U.S. Boston Capital"), respectively. The acquisition by Quantitative and U.S. Boston Capital of the Business will occur at a closing that is expected to take place on or about December 6, 2002 (the "Closing").

     Quantitative provides investment management services for mutual funds and other investment portfolios representing assets of approximately $140 million as of September 30, 2002. Quantitative has been in the investment management business since 1985. The address of Quantitative is 55 Old Bedford Road, Lincoln, MA 01773.

     The Closing will result in the termination of (i) the Advisory Agreement dated February 12, 1987 between State Street Research & Management Company and the Trust, as amended, and (ii) the Distribution Agreement dated February 7, 1996 between State Street Research Investment Services, Inc. and the Trust, as amended.


[STATE STREET RESEARCH LOGO]                                       IE-6856-1202
                                                Control Number: (exp0303)SSR-LD
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At a meeting of the Board of Trustees of the Trust (the "Board") on November 6,
2002, the Board took the actions described below:

A.   INTERIM ADVISORY AND SUBADVISORY AGREEMENTS

The Board approved an Interim Advisory Agreement pursuant to which, on the date of the Closing, Quantitative will become the investment adviser to the Fund. In approving the Interim Advisory Agreement, the Board determined that the scope and quality of services to be provided to the Fund under the Interim Advisory Agreement will be at least equivalent to the scope and quality of services provided under the Fund's previous advisory agreement with State Street Research & Management Company. The investment advisory fee payable to Quantitative under the Interim Advisory Agreement is 0.95% per annum of the Fund's net assets, which is also the fee currently payable under the existing advisory agreement. The Interim Advisory Agreement contains substantially the same terms and conditions as the existing advisory agreement except for differences required under the Investment Company Act of 1940, as amended ("the Act").

Upon the Closing, Quantitative will employ Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110 ("Polaris") to serve as subadviser to the Fund. As of September 30, 2002 the firm had approximately $120 million in assets under management for institutional clients and wealthy individuals. Mr. Bernard R. Horn, Jr. will serve as the Fund's portfolio manager. Prior to founding Polaris in 1995, Mr. Horn worked as a portfolio manager at Horn & Company, Freedom Capital Management Corporation, and MDT Advisers, Inc. The terms of an Interim Subadvisory Agreement are substantially similar to those of the Interim Advisory Agreement, except that the subadvisory fee (which is payable by Quantitative, not the Fund) is 0.20% per annum of the Fund's net assets.

B.   DISTRIBUTION AGREEMENT

The Board approved a new distribution agreement between the Trust and U.S. Boston Capital Corporation, an affiliate of Quantitative, that is substantially similar to the Trust's previous distribution agreement with State Street Research Investment Services, Inc. Shareholder approval of the new distribution agreement is not required under the Act.

C.   FUND REORGANIZATION

The Board approved a reorganization between the Fund and the Quant Foreign Value Fund (the "Quant Fund"), a series of Quantitative Group of Funds, pursuant to which the Fund will be merged into the Quant Fund. A Special Meeting of Shareholders of the Fund has been tentatively scheduled for February 2003. At this meeting, shareholders of the Fund will be asked to consider and approve (i) the reorganization between the Trust and the Quant Foreign Value Fund and (ii) the payment of advisory fees to Quantitative under the Interim Advisory Agreement and subadvisory fees to Polaris under the Interim Subadvisory Agreement.

The Quant Foreign Value Fund seeks long-term capital growth and income. Under normal market conditions, the Quant Foreign Value Fund

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invests at least 80% of its total assets in comment stocks of issuers that have their principal activities in foreign markets and may invest a portion of its assets in emerging markets. Under its investment advisory agreement with Quantitative, the Quant Foreign Value Fund will pay Quantitative an investment advisory fee equal to 1% of the average net asset value of the Quant Foreign Value Fund.

If the proposed reorganization is approved by shareholders of the Fund, the Quant Foreign Value Fund would acquire substantially all of the assets and liabilities of the Fund. In exchange, shareholders of the Fund would receive shares of the Quant Foreign Value Fund with an aggregate value equivalent to the aggregate net asset value of their Fund shares at the time of the transaction.

Under the Act, Quantitative may continue to serve as the investment adviser for the Fund, and Polaris may continue to serve as subadviser to the Fund, beyond an interim period of 150 days only if shareholders of the Fund approve a new Investment Advisory Agreement. If the proposed reorganization is not approved by shareholders of the Fund, the Board will need to consider other alternatives relating to the management and operations of the Fund, including, without limitation, seeking an alternative investment adviser for the Fund or seeking shareholder approval to liquidate the Fund.

The proposed reorganization of the Fund is expected to be a tax-free reorganization. Shareholders should consult their tax advisers regarding the tax treatment applicable to the possible redemption of shares of the Fund for federal income tax purposes and also regarding possible state and local tax consequences.

Once a prospectus/proxy statement relating to the proposed reorganization has been filed with the SEC and is effective, you may call 1-877-SSR-FUNDS (1-877-773-8637) or go to the SEC website (http://www.sec.gov) for a free copy of the prospectus/proxy statement. It contains important information. Please read it carefully.

The expenses of the transaction will be borne by SSRM and Quantitative, and not by the Fund or its shareholders.